                                                                 EXHIBIT 10.144

[LOGO]  SILICON VALLEY BANK

                               SECURITY AGREEMENT


OBLIGOR:         ALPHAHEALTHCARE, INC.
ADDRESS:         10 COBURG ROAD
                 EUGENE, OREGON  97401

DATE:            JULY 10, 1995

THIS SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the person named above (the "Obligor"), whose chief executive office is located at the above address ("Obligor's Address").

1.       GRANT OF SECURITY INTEREST.

 1.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay and perform when due all present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Obligor to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise, including without limitation the obligations of the Obligor under the Obligor's Guarantee in favor of Silicon of all present and future indebtedness, liabilities and obligations of ALPHA MICROSYSTEMS to Silicon.

 1.2 COLLATERAL. As security for all Obligations, the Obligor hereby grants Silicon a continuing security interest in all of the Obligor's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Obligor; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Obligor's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Obligor against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Obligor to any third parties in the ordinary course of Obligor's business; provided that if the Obligor proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its discretion.

2.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF OBLIGOR.

 The Obligor represents and warrants to Silicon as follows, and the Obligor covenants that the following

SILICON VALLEY BANK                                          SECURITY AGREEMENT


representations will continue to be true, and that the Obligor will comply with all of the following covenants:

 2.1 CORPORATE EXISTENCE AND AUTHORITY. The Obligor, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Obligor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Obligor. The execution, delivery and performance by the Obligor of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Obligor in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Obligor.

 2.2 NAME; TRADE NAMES AND STYLES. The name of the Obligor set forth in the heading to this Agreement is its correct name. Listed on the Schedule to this Agreement (the "Schedule") are all prior names of the Obligor and all of of Obligor's present and prior trade names. The Obligor shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Obligor has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

 2.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Obligor's chief executive office. In addition, the Obligor has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Obligor will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

 2.4 TITLE TO COLLATERAL; PERMITTED LIENS. The Obligor is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Obligor. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"):
(i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes not yet payable;
(iv) additional security interests and liens consented to in writing by Silicon in its sole discretion, which consent shall not be unreasonably withheld; and
(v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree to give written notice of any default to Silicon at least 60 days prior to taking any action to enforce its subordinate security interest, and that the Obligor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. Silicon now has, and will continue to have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Obligor will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

 2.5 MAINTENANCE OF COLLATERAL. The Obligor will maintain the Collateral in good working condition, and the Obligor will not use the Collateral for any unlawful purpose. The Obligor will immediately advise Silicon in writing of any material loss or damage to the Collateral.

 2.6 BOOKS AND RECORDS. The Obligor has maintained and will maintain at the Obligor's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

 2.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Obligor, at the times and for the periods therein stated. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Obligor. The Obligor is now and will continue to be solvent. * The Obligor will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by the Obligor, and setting forth such other information as Silicon shall reasonably request; and (ii) within 120 days following the end of the Obligor's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon.

 * IF SO REQUESTED BY SILICON, THE

 2.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Obligor has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Obligor has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Obligor. The Obligor may, however, defer payment of any contested taxes, provided that the Obligor (i) in good faith contests the Obligor's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Obligor is unaware of any claims or adjustments proposed for any of the Obligor's prior tax years which could result in additional taxes becoming due and payable by the Obligor. The Obligor has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Obligor has not and will not withdraw from participation

SILICON VALLEY BANK                                          SECURITY AGREEMENT


in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Obligor, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

 2.9 COMPLIANCE WITH LAW. The Obligor has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Obligor, including, but not limited to, those relating to the Obligor's ownership of real or personal property, conduct and licensing of the Obligor's business, and environmental matters.

 2.10 LITIGATION. Except as disclosed in the schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Obligor's knowledge) threatened by or against or affecting the Obligor in any court or before any governmental agency (or any basis therefor known to the Obligor) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Obligor, or in any material impairment in the ability of the Obligor to carry on its business in substantially the same manner as it is now being conducted. The Obligor will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Obligor involving amounts in excess of $100,000.

3.  ADDITIONAL DUTIES OF OBLIGOR.

 3.1 Insurance. The Obligor shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. All such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Obligor insurance proceeds with respect to equipment totalling less than $100,000, which shall be utilized by the Obligor for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Obligor fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Obligor's expense. The Obligor shall promptly deliver to Silicon copies of all reports made to insurance companies.

 3.2 REPORTS. The Obligor shall provide Silicon with such written reports with respect to the Obligor, as Silicon shall from time to time reasonably specify *.

 * , WHICH, IF THE OBLIGOR IDENTIFIES SUCH INFORMATION AS CONFIDENTIAL, SILICON WILL REGARD AS SUCH IN ACCORDANCE WITH THE CONFIDENTIALITY PROVISION (AS DEFINED IN SECTION 3.3)

 3.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Obligor's accounting books and records and Obligor's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process *.

 * (THE "CONFIDENTIALITY PROVISION")

 3.4 NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the Obligor shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Obligor may merge or consolidate with another corporation if the Obligor is the surviving corporation in the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) enter into any transaction outside the ordinary course of business; (iii) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Obligor's business, and except for the sale of obsolete or unneeded equipment * in the ordinary course of business; (iv) make any loans of any money or any other assets; (v) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Obligor or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (vii) pay or declare any dividends on the Obligor's stock (except for dividends payable solely in stock of the Obligor); (viii) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Obligor's stock; (ix) make any change in the Obligor's capital structure which has a material adverse effect on the Obligor or on the prospect of repayment of the Obligations; or (x) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

 * OR SOFTWARE

 3.5 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Obligor, the Obligor shall, without expense to Silicon, make available the Obligor and its officers, employees and agents and the Obligor's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

 3.6 VERIFICATION. Silicon may, from time to time, following prior notification to Obligor, verify directly with the respective account debtors the validity, amount and other matters relating to the Obligor's accounts, by means of mail, telephone or otherwise, either in the name of the

SILICON VALLEY BANK                                          SECURITY AGREEMENT


Obligor or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Obligor shall be required following an Event of Default.

 3.7 EXECUTE ADDITIONAL DOCUMENTATION. The Obligor agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement.

4.       TERM.

 4.1 Maturity Date. This Agreement shall continue in effect until all Obligations have been paid and performed in full.

 4.2 PAYMENT OF OBLIGATIONS. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Obligor termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

5.       EVENTS OF DEFAULT AND REMEDIES.

 5.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Obligor shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Obligor or any of the Obligor's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Obligor shall fail to pay when due any monetary Obligation; or (c) the Obligor shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (d) the Obligor shall fail to pay or perform any other non-monetary Obligation, which failure is not cured * days after the date due; or (e) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured * days after the occurrence of the same; or (f) Dissolution, termination of existence, insolvency or business failure of the Obligor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (g) the commencement of any proceeding against the Obligor or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 30 days after the date commenced; (h) revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) the Obligor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (k) the Obligor shall generally not pay its debts as they become due; or the Obligor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law.

 * 30

 5.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Obligor), may do any one or more of the following: (a) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Obligor hereby authorizes Silicon without judicial process to enter onto any of the Obligor's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Obligor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (c) Require the Obligor to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Obligor, and to remove the Collateral to such locations as Silicon may deem advisable; (d) Require Obligor to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary indorsements, within one day after the date received by the Obligor; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Obligor's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice

SILICON VALLEY BANK                                           SECURITY AGREEMENT


other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Obligor's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Obligor of any liability the Obligor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Obligor irrevocably authorizes Silicon to endorse or sign the Obligor's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Obligor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value;
(i) Offset against any sums in any of Obligor's general, special or other deposit accounts with Silicon; and (h) Demand and receive possession of any of the Obligor's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

 5.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Obligor and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Obligor at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Obligor any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

 5.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Obligor grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Obligor, and at the Obligor's expense, to do any or all of the following, in the Obligor's name or otherwise: (a) Execute on behalf of the Obligor any documents that Silicon may, in its sole and absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Obligor or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of the Obligor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Obligor, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Obligor upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Obligor's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Obligor to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Obligor pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate

SILICON VALLEY BANK                                           SECURITY AGREEMENT


that Silicon is in control of the business, management or properties of the Obligor.

 5.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Obligor or other persons legally entitled thereto; the Obligor shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

 5.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Obligor, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

6.       GENERAL PROVISIONS.

 6.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Obligor at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Obligor or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

 6.2 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

 6.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Obligor and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

 6.4 WAIVERS. The failure of Silicon at any time or times to require the Obligor to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Obligor and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Obligor and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Obligor. The Obligor waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Obligor is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

 6.5 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Obligor or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

 6.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Obligor and a duly authorized officer of Silicon.

 6.7 TIME OF ESSENCE. Time is of the essence in the performance by the Obligor of each and every obligation under this Agreement.

 6.8 ATTORNEYS FEES AND COSTS. The Obligor shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or

SILICON VALLEY BANK                                           SECURITY AGREEMENT


proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Obligor's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to the Obligor. If either Silicon or the Obligor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Obligor's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

 6.9 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Obligor may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Obligor from its liability for the Obligations.

 6.10 JOINT AND SEVERAL LIABILITY. If the Obligor consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Obligor shall not constitute a compromise with, or a release of, any other Obligor.

 6.11 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. The Obligor acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Obligor under any rule of construction or otherwise.

 6.12 MUTUAL WAIVER OF JURY TRIAL. THE OBLIGOR AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE OBLIGOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE OBLIGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE OBLIGOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

 6.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Obligor shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Obligor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Orange County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Obligor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

 OBLIGOR:

         ALPHAHEALTHCARE, INC.


         BY  DOUGLAS J. TULLIO
             ------------------------------
             PRESIDENT OR VICE PRESIDENT


         BY  JOHN F. GLADE
             ------------------------------
             SECRETARY OR ASS'T SECRETARY



 SILICON:

         SILICON VALLEY BANK


         BY  TERRY BESS
             ------------------------------

         TITLE  VICE PRESIDENT
                ---------------------------

[LOGO]  SILICON VALLEY BANK

                                  SCHEDULE TO

                               SECURITY AGREEMENT



OBLIGOR:          ALPHAHEALTHCARE, INC.
ADDRESS:          10 COBURG ROAD
                  EUGENE, OREGON  97401

DATE:             JULY __, 1995



PRIOR NAMES OF OBLIGOR
(Section 3.2):                  ALPHA MICROSYSTEMS DENTAL PRODUCTS, INC.

TRADE NAMES OF OBLIGOR
(Section 3.2):                  NONE


OTHER LOCATIONS AND
ADDRESSES (Section 3.3):        2722 SOUTH FAIRVIEW STREET, SANTA ANA, CA 92704


MATERIAL ADVERSE
LITIGATION (Section 3.10):      NONE

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.


1.  DEBTOR  (Last Name First - If An Individual)                                               1A.Soc Sec No or Id No.
ALPHA MICROSYSTEMS

1B.  MAILING ADDRESS                                                   1C.  CITY, STATE                  1D.  ZIP CODE
2722 South Fairview Street                                             Santa Ana, California             92704

2.  ADDITIONAL DEBTOR  (IF ANY) (Last Name First - If An Individual)                           2A.Soc Sec No or Id No.

2B.  MAILING ADDRESS                                                   2C.  CITY, STATE                  2D.  ZIP CODE

3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                                    3A.  FED TAX NO.
None                                                                                           .

4.  SECURED PARTY                                                                              4A.Soc Sec No or Id No.
Name:                     SILICON VALLEY BANK
Mailing Address:          3000 Lakeside Drive
                          Santa Clara, California  95054-2895

5.  ASSIGNEE OF SECURED PARTY                                                                  5A.Soc Sec No or Id No.
Name:
Mailing Address:

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured
Party: All "accounts," "general intangibles," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all life and other insurance policies and claims, and all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom; and all products, proceeds and insurance proceeds of any or all of the foregoing; including without limitation all types and items of property described on Exhibit A hereto (but this Financing Statement and Security Agreement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

7.    CHECK IF APPLICABLE:        X-PRODUCTS OF COLLATERAL ARE ALSO COVERED.

SIGNATURE(S) OF DEBTOR:              DATE: July __, 1995                C        THIS SPACE FOR USE OF FILING OFFICER
ALPHA MICROSYSTEMS                                                      O        (DATE, TIME, FILE NUMBER AND FILING
                                                                        D        OFFICER)
By  MICHAEL J. LOWELL                                                   E
Title  CFO AND V.P.
                                                                        1
SIGNATURE(S) OF SECURED PARTY:                                          2
                                                                        3
SILICON VALLEY BANK                                                     4
                                                                        5
By__________________________________                                    6
Title________________________________                                   7
                                                                        8
                                                                        9
RETURN COPY TO:                                                         0

   SILICON VALLEY BANK
   3000 LAKESIDE DRIVE
   SANTA CLARA, CALIFORNIA  95054-2895
   ATTENTION:  DOCUMENTATION DEPT.

                                  EXHIBIT "A"

                 TO FINANCING STATEMENT AND SECURITY AGREEMENT

         This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property, and the undersigned,ALPHA
         MICROSYSTEMS ("Debtor") hereby grants SILICON VALLEY BANK ("Secured Party") a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms and provisions of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both (but this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party and Debtor): (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Debtor; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Debtor's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing.

                                          ALPHA MICROSYSTEMS

                                          By  MICHAEL J. LOWELL
                                              ----------------------------------
                                          Title  CFO and V.P.
                                                 -------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to
Section 9403 of the California Uniform Commercial Code.

             1.  DEBTOR  (Last Name First - If An Individual)                                              1A.Soc Sec No or Id No.
             ALPHAHEALTHCARE, INC.

             1B.  MAILING ADDRESS                                                 1C.  CITY, STATE                  1D.  ZIP CODE
             10 Coburg Road                                                       Eugene, Oregon                    97401

             2.  ADDITIONAL DEBTOR  (IF ANY) (Last Name First - If An Individual)                          2A.Soc Sec No or Id No.

             2B.  MAILING ADDRESS                                                 2C.  CITY, STATE                  2D.  ZIP CODE

             3.  DEBTOR'S TRADE NAMES OR STYLES (IF ANY)                                                   3A.  FED TAX NO.
             None                                                                                          .

             4.  SECURED PARTY                                                                             4A.Soc Sec No or Id No.
             Name:                    SILICON VALLEY BANK
             Mailing Address:         3000 Lakeside Drive
                                      Santa Clara, California  95054-2895



             5.  ASSIGNEE OF SECURED PARTY
                 5A.Soc Sec No or Id No.

             Name:

             Mailing Address:


             6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

             Debtor hereby grants Secured Party a security interest in all of the following, whether now owned or hereafter acquired, and wherever located, as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party: All "accounts," "general intangibles," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all life and other insurance policies and claims, and all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom; and all products, proceeds and insurance proceeds of any or all of the foregoing; including without limitation all types and items of property described on Exhibit A hereto (but this Financing Statement and Security Agreement shall be fully effective notwithstanding any lack of any Exhibit A). Debtor is not authorized to sell, transfer, or further encumber any of the foregoing collateral, except for the sale of finished inventory in the ordinary course of business.

             7.    CHECK IF APPLICABLE:        X-PRODUCTS OF COLLATERAL ARE ALSO COVERED.

             SIGNATURE(S) OF DEBTOR:              DATE: July __, 1995                C    THIS SPACE FOR USE OF FILING OFFICER
                                                                                          (DATE, TIME, FILE NUMBER AND FILING
             ALPHAHEALTHCARE, INC.                                                   O    OFFICER)

                                                                                     D

             By  DOUGLAS J. TULLIO                                                   E
                 -------------------------
             Title  PRESIDENT
                    ----------------------
                                                                                     1

             SIGNATURE(S) OF SECURED PARTY:                                          2

                                                                                     3
             SILICON VALLEY BANK
                                                                                     4

                                                                                     5
             By  TERRY BESS
                 -------------------------                                           6
             Title  VICE PRESIDENT
                    ----------------------                                           7

                                                                                     8

                                                                                     9
             RETURN COPY TO:
                                                                                     0
               SILICON VALLEY BANK
               3000 Lakeside Drive
               Santa Clara, California  95054-2895
               Attention:  DOCUMENTATION DEP'T

                                  EXHIBIT "A"

                 TO FINANCING STATEMENT AND SECURITY AGREEMENT

         This FINANCING STATEMENT and SECURITY AGREEMENT covers the following types or items of property, and the undersigned, ALPHAHEALTHCARE, INC. ("Debtor") hereby grants SILICON VALLEY BANK ("Secured Party") a security interest therein as collateral for the payment and performance of all present and future indebtedness, liabilities, guarantees and obligations of Debtor to Secured Party. Debtor agrees that said security interest may be enforced by Secured Party in accordance with the terms and provisions of all security and other agreements between Secured Party and Debtor, the California Uniform Commercial Code, or both (but this document shall be fully effective as a security agreement, even if there is no other security or other agreement between Secured Party and Debtor): (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Debtor; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Debtor's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against Secured Party, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing.



                                          ALPHAHEALTHCARE, INC.



                                          By  DOUGLAS J. TULLIO
                                              -------------------------
                                          Title  PRESIDENT
                                                 ----------------------